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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): November 21, 2000



                     COMPUTER NETWORK TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



        Minnesota                      0-139944                  41-1356476
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


           6000 Nathan Lane North, Minneapolis, MN          55442
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           (Address of Principal Executive Offices)     (Zip Code)



       Registrant's telephone number, including area code: (763) 268-6000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Adoption of First Amendment of Rights Agreement

         On November 21, 2000, Computer Network Technology Corporation (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent") entered into First Amendment of Rights Agreement (the "Amendment") dated July 24, 1998 by and between the Company and the Rights Agent (the "Rights Agreement"), which Amendment is attached as Exhibit 4.1.

         The Rights Agreement has been amended as follows:

         1. Paragraph 7(b) and Exhibits B and C of the Rights Agreement have been amended to increase the Purchase Price payable upon the exercise of each Right from $50 to $100.

         2. Section 7 of the Rights Agreement has been amended to add a new paragraph 7(g) which provides the Company the ability to delay exercisability of the Rights to allow for the registration of the securities purchasable upon exercise of the Rights.

         3. Section 26 of the Rights Agreement has been updated to include the Company's current address.

         A copy of the Amendment has been attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the amendments to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment.

         In conjunction with the adoption of the Amendment, the Company also approved an amendment to the Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock ($.01 Par Value Per Share) of Computer Network Technology Corporation (the "Certificate"). The Certificate was amended to increase the authorized number of Series A Preferred Stock from 35,000 shares to 40,000 shares. A copy of the amendment to the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

         Capitalized terms used and not otherwise defined herein have the meaning ascribed to them in the Rights Agreement, the Amendment and the Certificate.


Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          3.1 First Amendment of the Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock ($.01 Par Value Per Share) of Computer Network Technology Corporation.

          4.1 First Amendment of Rights Agreement dated November 21, 2000 by and between the Computer Network Technology Corporation and ChaseMellon Shareholder Services, L.L.C.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    November 27, 2000            COMPUTER NETWORK
                                       TECHNOLOGY CORPORATION


                                       By /s/ Gregory T. Barnum
                                         ---------------------------------------
                                          Gregory T. Barnum
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


       EXHIBIT    DESCRIPTION OF EXHIBIT                            PAGE NUMBER

         3.1      First Amendment of the Certificate of
                  Designations, Preferences and Rights of
                  Series A Junior Participating Preferred Stock
                  ($.01 Par Value Per Share) of Computer Network
                  Technology Corporation.

         4.1      First Amendment of Rights Agreement dated
                  November 21, 2000 by and between the Computer
                  Network Technology Corporation and ChaseMellon
                  Shareholder Services, L.L.C.


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